                                                             EXHIBIT 10 (NNN)

                   MUTUAL ESTOPPEL AND MODIFICATION AGREEMENT

          THIS MUTUAL ESTOPPEL AGREEMENT is made as of this 15th day of June, 1998 by and among PNC BANK, NATIONAL ASSOCIATION (successor by merger to Provident National Bank) (the "Bank"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and EQK REALTY INVESTORS I ("EQK").

                                    RECITALS

          WHEREAS, the Bank, Prudential and EQK entered into a certain Subordination and Intercreditor Agreement dated as of December 16, 1992 (the "Intercreditor Agreement"); and

         WHEREAS, the parties wish to make certain statements and agreements regarding the Intercreditor Agreement and the loans governed thereunder;

          NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. All capitalized terms not defined herein shall have the meanings given such terms in the Intercreditor Agreement.

         2.       The Bank hereby certifies as follows:

                  (a) The outstanding principal amount of the New Provident Note, as amended and restated by the Fourth Amended and Restated Note (the "PNC Restated Note") dated as of June 15, 1998 (collectively, the "PNC Note") is $1,581,769;

                  (b) The rate of interest under the PNC Note is either 2-5/8% above the Euro-Rare (as such term is defined in the First Amendment to Second Amended and Restated

Loan Agreement dated as of December 15, 1995 (the "PNC First Amendment") between EQK and the Bank) or 1-1/8% above the Prime Rate (as such term is defined in the PNC First Amendment);

                  (c) There are no scheduled monthly payments of principal required under the PNC Note; and

                  (d) To the best of PNC's knowledge, there exist no defaults under the PNC Note and the Subordinate Loan Documents, nor do any circumstances exist with which the passage of time, or the giving of notice, or both, would constitute a default under the PNC Note or the other Subordinate Loan Documents.

         3.       Prudential hereby certifies as follows:

                  (a) The outstanding principal amount under the New Prudential Note, as amended by the Note, Mortgage and Loan Modification Agreement dated as of December 15, 1995 and further amended by a First Amended Note, Mortgage and Loan Modification Agreement dated as of December 15, 1996 and further amended by a Second Amended Note, Mortgage and Loan Modification Agreement dated as of December 15, 1997 (the "Prudential Modification Agreement") between Prudential and EQK (collectively, the "Prudential Note") is $43,794,149.14;

                  (b) The rate of interest under the Prudential Note is 8.88% per annum;

                  (c) The monthly payment of interest required to be paid under the Prudential Note is $324,076.70; and

                  (d) To the best of Prudential's knowledge, there exist no defaults under the Prudential Note and the other Senior Loan Documents, nor do any circumstances exist which with the passage of time, or the giving of notice, or both, would constitute a default under the Prudential Note or the other Senior Loan Documents.

         4. Borrower hereby certifies that the statements made by the Bank and Prudential in paragraphs 2 and 3 above, respectively are true and correct and that there exist no defaults under any of the Subordinate Loan Documents or Senior Loan Documents nor do any circumstances exist which with the passage of time, or the giving of notice, or both, would constitute a default under any of the Subordinate Loan Documents or the Senior Loan Documents.

         5. Bank confirms to and agrees with Prudential and Borrower as follows: (a) that the Subordinate Loan Documents, including the amendments and modifications hereinabove and that certain Third Amendment to Second Amended and Restated Loan Agreement dated as of June 15, 1998 (the "PNC Third Amendment"), remain subordinate to the Senior Loan Documents, including the amendments and modifications thereto referred to hereinabove; (b) calculation of the Contract Amount referred to in Section 4(b)(I)(A) of the Intercreditor Agreement shall be based on the interest rate set forth in the PNC Note; (e) the Prudential Pay Rate referred to in Section 4(b)(i)(B) of the Intercreditor Agreement shall be the interest rate set forth in the Prudential Note (e.g. 8.88% per annum); and (d) notwithstanding the fact that the Contract Amount may be less than the Cap Amount, EQK is permitted and EQK hereby agrees to make debt service payments to the Bank in an amount equal to, but not exceeding, the Cap Amount.

         6. The parties hereby agree and confirms (a) that all references to any or all of the Senior Loan Documents or Subordinate Loan Documents contained in the Intercreditor Agreement shall mean the Senior Loan Documents as amended by the Prudential Modification Agreement and the Subordinate Loan Documents as amended by the PNC Third Amendment and the PNC Restated Note; (b) all of the terms and conditions of the Interceptor Agreement shall be extended until all sums under the Senior Loan Documents have been paid in full; and (c) that all of the terms and conditions of the Intercreditor Agreement remain in full force and effect and binding upon the parties hereto and their respective successors and assigns.

         7. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

         8. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties have executed this Mutual Estoppel Agreement as of this 15th day of June, 1998.

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:/s/ Andrew D. Coler
                                             ----------------------------
                                          Title: Vice President
                                                 ------------------------

                                          THE PRUDENTIAL INSURANCE COMPANY
                                          OF AMERICA

                                          By: /s/ Paul D. Egan
                                              -----------------------------
                                          Title: V.P.
                                                ---------------------------

                                          EQK REALTY INVESTORS I

                                          By: /s/ Don Henry
                                             -------------------------------
                                          Title: V.P.
                                                 ---------------------------